================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): MARCH 31, 2003


                             PIONEER COMPANIES, INC.
             (Exact name of registrant as specified in its charter)


               DELAWARE                          1-9859                          06-1215192
    (State of other jurisdiction of      (Commission File Number)      (I.R.S. Employer Identification
    incorporation or organization)                                                  Number

             700 LOUISIANA STREET, SUITE 4300
                      HOUSTON, TEXAS                                                  77002
         (Address of principal executive offices)                                   (Zip Code)


                                 (713) 570-3200
              (Registrants' telephone number, including area code)

================================================================================

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

         99.1     Press Release issued by Pioneer Companies, Inc. on
                  March 31, 2003.

ITEM 9. REGULATION FD DISCLOSURE.

         On March 31, 2003, Pioneer Companies, Inc., a Delaware corporation ("Pioneer"), issued a press release announcing its results for the fourth quarter of 2002 and for the full year 2002. The press release issued by Pioneer is being filed in accordance with Item 12 of Form 8-K.

         The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PIONEER COMPANIES, INC.






Date: March 31, 2003                     By: /s/ Kent R. Stephenson
                                             -----------------------------------
                                             Kent R. Stephenson
                                             Vice President, Secretary and
                                             General Counsel

                                  EXHIBIT INDEX

         EXHIBIT
         NUMBER   EXHIBIT DESCRIPTION
         -------  -------------------
         99.1     Press Release issued by Pioneer Companies, Inc. on March 31,
                  2003.